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EXHIBIT 99.1
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OFFICE OF THE UNITED STATES TRUSTEE

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In Re:                                                                                      DEBTOR IN POSSESSION OPERATING REPORT
                                                                                            ----------------------------------------
FREEREALTIME.COM, INC. - CONSOLIDATED
8001 Irvine Center Drive, 4th Floor                                                         Report Number: 15
Irvine, CA  92618                                         Debtor
                                                                                            For the Period From: June 1, 2002
Chapter 11 Case No:                                       SA01-13495JR                      For the Period To: June 30, 2002
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
1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                          $        -
         Less: Sales Returns and Discounts                             -
            Net Sales                                                             $    164,796
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                   -
         Add: Purchases                                                -
         Less: Ending Inventory at Cost                                -
            Cost of Goods Sold                                                          49,424
                                                                                  -------------
                Gross Profit                                                                          $    115,372
                Other Operating Revenues (Specify)                                                             -
         Less: Operating Expenses:
         Officer Compensation                                       24,864
         Salaries and Wages - Other Employees                       16,746
                                                              -------------
            Total Salaries and Wages                                                    41,610
            Employees Benefits and Pensions                            -                 -
         Payroll Taxes                                               3,391
         Real Estate Taxes                                             -
         Federal and State Income Taxes                                -
                                                              -------------
            Total Taxes                                                                  3,391
         Rent and Lease Exp (Real and Personal Prop)                 5,398
         Interest Expense (Mortgage, Loan, etc)                         99
         Insurance                                                  16,959
         Automobile Expense                                            -
         Utilities (gas, electricity, water, telephone, etc)         1,611
         Depreciation and Amortization                              73,935
         Repairs and Maintenance                                       -
         Advertising                                                   -
         Supplies, Office Expenses, Photocopies, etc                 3,682
         Provision for Uncollectible Accounts/Bad Debts                 28
         Miscellaneous Operating Expenses (specify)                 26,161
                                                              -------------
                                                                                       127,873
                                                                                  -------------
             Total Operating Expenses                                                                      172,874
                                                                                                      -------------
                    Net Gain/Loss from Business Operations                                                 (57,502)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                              235
          Other Non-Operating Revenues (Specify)                       -
          Gross Proceeds on Sale of Assets                             -
          Less: Original Cost of Assets plus Expenses of Sale          -
              Net Gain/Loss on Sale of Assets                         (927)
                                                                                  -------------
          Total Non-Operating Income                                                      (692)
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Reorg Costs)                 15,035
          Non-cash charge for write-down of Fixed Assets            10,618
          Non-Cash charge for write-down of License                    -
          Other Non-Operating Expenses (Specify)                       -
                                                                                  -------------
          Total Non-Operating Expenses                                                  25,653
                                                                                                      -------------
                                                                                                            26,345
                                                                                                      -------------
  NET INCOME/LOSS FOR PERIOD                                                                          $    (83,848)
                                                                                                      =============
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2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

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                                              ------------------------------------------
                                               Accounts Payable    Net Accts Receivable
                                              ------------------------------------------
    Current              Under 30 Days                 83,549                 73,103
    Overdue              31-60 Days                    50,946                 94,517
    Overdue              61-90 Days                    51,459                 39,931
    Overdue              91-120 Days                   60,960                    331
    Overdue              Over 120 Days                 53,859                105,641
                                              -----------------------------------------
    TOTAL                                        $    300,772          $     313,524
                                              -----------------------------------------
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3.  Statement of Status of Payments to Secured Creditors and Lessors:
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                                             Frequency of                               Next          Post-Petition
                                             Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                      Contract/Lease      Payment                Due           Number/Amount $
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


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*Explanation for Non-Payment:

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4.  Tax Liability:
              Gross Payroll Expense for the Period:              $  62,838
              Gross Sales for Period Subject to Sales Tax:       $     -
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                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                   6/15/2002            6,873                  -
                                                                6/30/2002            7,504                  -

        State Payroll and Withholding Taxes                     6/15/2002              163                  -
                                                                6/30/2002              359                  -

        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------
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*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.  Insurance Coverage:  SEE ATTACHED

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
                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other
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6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                             Type of       Total Post-Petition
          Name of Professional            Professional         Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                          Legal                $  20,582
Stradling, Yocca, Carlson & Rauth         Legal                $     380
Winthrop Couchot                          Legal                $  96,218
Kieckhafer, Schiffer & Co.                Accountant           $   8,059

8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

     Quarterly            Total
      Period          Disbursements     Quarterly      Date     Amount       Check    Fee Still
      Ending           For Quarter         Fee         Paid      Paid          #        Owing
----------------------------------------------------------------------------------------------------
                       $      -         $   -

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I, Michael Neufeld, President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  07/19/2002                          /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

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FREEREALTIME.COM - CONSOLIDATED
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
June 1, 2002 - June 30, 2002


     ACCOUNT                               AMOUNT
---------------------------------------------------
Bank Charges                                   632
Sales and Marketing                         20,223
Professional Fees                            1,848
Other                                        3,458
                                        -----------
Total                                       26,161
                                        ===========

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FreeRealTime.com, Inc.
Insurance Policies



DIRECTORS & OFFICERS LIABILITY INSURANCE
----------------------------------------
Name of Insurer:              National Union Fire Ins Co
Policy #                              8742183
Coverage:                     Liability - $2,000,000, Retention - $250,000
Expiration Date:                    9/30/2002
Monthly bill:                      $12,273.85


WORKER'S COMPENSATION
---------------------
Name of Insurer:              Preferred Employers Insurance Co.
Policy #                      WKN108670-1
Coverage:                     Liability - $1 million
Expiration Date:                    12/1/2002
Annual bill:                        $4,282.00


GENERAL LIABILITY & PROPERTY INSURANCE
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Name of Insurer:              Chubb Custom Ins Co.
Policy #                           7949-12-09
Coverage:
Expiration Date:                    1/19/2003
Monthly bill:                       $2,500.00


MEDICAL INSURANCE
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Name of Insurer:              Blue Shield of California
Policy #                      H52525 & 942816
Expiration Date:                   12/31/2002
Monthly bill:                 Varies based on number of employees


DENTAL INSURANCE
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Name of Insurer:              Guardian Dental
Policy #                               355311
Expiration Date:                   12/31/2002
Monthly bill:                 Varies based on number of employees